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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 5, 1999
                                                   ---------------

                          METROPOLITAN FINANCIAL CORP.
                          ----------------------------
             (Exact name of Registrant as Specified in Its Charter)


      Ohio                    000-21553                   34-1109469
      ----                    ---------                   ----------
(State or Other             (Commission                (I.R.S. Employer
Jurisdiction of              File Number)             Identification No.)
Organization)


             6001 Landerhaven Drive, Mayfield Heights, Ohio   44124
            -------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code (440) 646-1111
                                                          --------------

                                      None
                                      ----
         (Former name or former address, if changed since last report)
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Item 5. Other Events

On October 5, 1999, the Company announced the expansion of the senior management team of both the Company and of Metropolitan Bank and Trust Company, its wholly-owned subsidiary. A copy of the press release announcing the foregoing is included as Exhibit 99.1 to this report.

Exhibit 99.1                                                       Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METROPOLITAN FINANCIAL CORP.



                                       By: /s/ Kenneth T. Koehler
                                           ----------------------
                                           Kenneth T. Koehler
                                           President and Chief Operating Officer

                                           Date: October 5, 1999



                                 EXHIBIT INDEX


Exhibit Number                                         Exhibit Description
--------------                                         -------------------
    99.1                                                  Press Release